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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  MORANZO, INC.
                                  -------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                                    88-0469180
--------                                                    ----------
(STATE OF INCORPORATION                                     (I.R.S. EMPLOYER
OR ORGANIZATION)                                            IDENTIFICATION NO.)

566 PORT HARWICK, CHULA VISTA, CA                           91913
---------------------------------                           -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
FILE NO. 333-47238


           SECURITIES TO BE REGISTERED UNDER SECTION 12(b) OF THE ACT:

  Title of each class                           Name of each exchange on which
  to be so registered                           Each class is to be registered
  -------------------                           ------------------------------
         None                                               None

           SECURITIES TO BE REGISTERED UNDER SECTION 12(g) OF THE ACT:

                          Common Stock - .001 Par Value
                          -----------------------------
                                (TITLE OF CLASS)



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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

Incorporated by reference to the information set forth under the caption "Description of Securities" in the Registrant's Registration Statement on Form SB-2 (SEC File No. 333-47238) (the "Form SB-2 Registration Statement").


ITEM 2. EXHIBITS


Exhibit 3(i)      Amended Articles of Incorporation of the Company.(1)
Exhibit 3(ii)     Bylaws of the Company.(1)

(1) Filed as an exhibit to the Form SB-2 Registration Statement, with exhibit number the same as above, and incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: February 5, 2001                  Moranzo, Inc.


                                        By /s/ Carlo Giovannini
                                          --------------------------------------
                                          Carlo Giovannini, President & Director


INDEX TO EXHIBITS

                                                                                Sequentially
Exhibit No.                Description                                          Numbered Page
-----------                -----------                                          -------------
3(i)                       Amended Certificate of Incorporation                 Incorporated by
                                                                                Reference

3(ii)                      Bylaws of the Company                                Incorporated by
                                                                                Reference